MTR GAMING GROUP, INC.
State Route 2
Chester, West Virginia 26034

July 13, 2010

Dear Stockholder:

We have previously sent to you proxy material for the Annual Meeting of the stockholders of MTR Gaming Group, Inc. to be held on August 5, 2010. Your Board of Directors has unanimously recommended that stockholders return the enclosed proxy card voting FOR all of the Items on the agenda.

As you may know, due to recent rule changes, your broker is no longer entitled to vote your shares in the election of Directors without your instructions.

In addition, since approval of the Amendment to the Company’s Restated Certificate of Incorporation to authorize and increase in the authorized number of shares of common stock and the Proposal to authorize the issuance of preferred stock requires the affirmative vote of the holders of a majority of the outstanding shares, your vote is important, no matter how many or how few shares you may own. If you have not already voted, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Sincerely,

Steven M. Billick

Chairman of the Board of Directors

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.

X Please mark your votes like this FOLD AND DETACH HERE AND READ THE REVERSE SIDE REVOCABLE PROXY 1. ELECTION OF DIRECTORS 2. PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE AN INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK. 3. PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK. FOR all Nominees listed to the left WITHHOLD AUTHORITY THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5. NOMINEES: Signature Signature if held jointly Date , 2010. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: (INSTRUCTION: To withhold authority to vote for one or more individual nominees write such name or names in the space provided below.) (01) Steven M. Billick (02) Robert A. Blatt (03) James V. Stanton (04) Richard Delatore (05) Raymond K. Lee (06) Roger P. Wagner (07) Robert F. Griffin FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. PROPOSAL TO APPROVE THE COMPANY’S 2010 LONG TERM INCENTIVE PLAN. FOR AGAINST ABSTAIN 5. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010. FOR AGAINST ABSTAIN 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MTR Gaming Group, Inc. ANNUAL MEETING OF STOCKHOLDERS August 5, 2010 Pittsburgh Marriott North 100 Cranberry Woods Drive Cranberry Township, Pennsylvania 16066 This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Robert F. Griffin and Robert A. Blatt and each of them, with full power of substitution as the proxies of the undersigned to vote all undersigned’s shares of the Common Stock of MTR Gaming Group, Inc. (the Company) at the Annual Meeting of the Company’s Stockholders to be held on Thursday, August 5, 2010 at 10:00 a.m. local time and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present. This proxy will be voted as specified. If no specification is made, this proxy will be voted in favor of Proposals 1, 2, 3, 4, and 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE AND READ THE REVERSE SIDE REVOCABLE PROXY Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 5, 2010 The Company’s Proxy Statement and Fiscal Year 2009 Annual Report to Stockholders are available at http://www.cstproxy.com/mtrgaming/2010